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                                                                   Exhibit 24

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of PDG Remediation, Inc., a Pennsylvania corporation, does hereby make, constitute and appoint JOHN M. MUSACCHIO and ROSE M. CERCONE, and each of them, with full power and authority to act without the other, his or her true and lawful attorneys-in-fact and agents, for him or her and in his or her name, place and stead in any and all capacities, to sign a Registration Statement on Form S-3 covering up to 1,470,320 shares of the Common Stock of the Corporation proposed to be offered and sold by PDG Environmental, Inc. under the Securities Act of 1933, as amended, and any and all amendments to such Registration Statement, and to file such Registration Statement, and all such amendments thereto, so signed, with all exhibits thereto, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact full power and authority to do and perform any and all acts and things requisite and necessary to be done with respect to the matters described above as fully to all intents and purposes as he or she might or could do in person.

        IN WITNESS WHEREOF, the undersigned have hereunto set their hands and seals this 24th day of May , 1996.
           ----        ------

    /s/ John C. Regan                        /s/ John M. Musacchio
- --------------------------             ----------------------------------
John C. Regan                          John M. Musacchio
Chairman of the Board                  President, Chief Operating
                                       Officer and Director


                                             /s/ Rose M. Cercone
                                       ----------------------------------
                                       Rose M. Cercone
                                       Treasurer and Chief Financial
                                       Officer


                                             /s/ David J. D'Applonia
                                       ----------------------------------
                                       David J. D'Appolonia,
                                       Director


                                             /s/ Edgar Berkey
                                       ----------------------------------
                                       Edgar Berkey,
                                       Director


                                             /s/ Richard V. Lee
                                       ----------------------------------
                                       Richard V. Lee,
                                       Director

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                                 PDG REMEDIATION, INC.

                                  Certificate


        The undersigned hereby certifies that she is the Secretary of PDG Remediation, Inc., a Pennsylvania corporation (the "Corporation"), and that, as such, she is authorized to execute this certificate on behalf of the Corporation. The undersigned further certifies, as of the date hereof, that attached hereto as Exhibit A is a true and complete copy of resolutions duly adopted by the Board of Directors of the Corporation at a meeting held on May 3, 1996. Such resolutions have not been amended, modified or rescinded and remain in full force and effect since the adoption thereof, to and including the date hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 24th day of May , 1996.
- ----        ------


                                        PDG Remediation, Inc.


                                        By:      /s/ Rose M. Cercone
                                            --------------------------------
                                        Name:    Rose M. Cercone
                                        Title:   Secretary

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                                   EXHIBIT A


RESOLVED, that the proper officers of the Corporation be, and they hereby are, authorized and directed, for the purpose of registering shares of the common stock of the Corporation owned by PDG Environmental, Inc. ("PDGE") for sale by PDGE, to prepare, or cause to be prepared, a Registration Statement on Form S-3 and to have such Registration Statement filed with the Securities and Exchange Commission, and to do any and all additional acts, including the execution and delivery of any and all exhibits, amendments, instruments and other documents that such officers may deem to be necessary to effect such filing.